Note 7 - Long-term Debt (Tables)	9 Months Ended
Dec. 31, 2022
Notes Tables
Schedule of Long-Term Debt Instruments [Table Text Block]
	December 31,	March 31,
	2022	2022
	(unaudited)

Note payable – Alliance Bank (a)	$-	$236,755
Commercial loan – Firstar Bank (b)	-	245,217
Auto loan 1 – Firstar Bank (c)	-	16,839
Auto loan 4 – Ally Bank (d)	-	23,012
Tractor loan 6 – Tab Bank (e)	-	118,332
Total long-term debt	-	640,155
Less: current portion	-	(572,644)
Long-term debt, net of current portion	$-	$67,511